EATON VANCE TAX-MANAGED YOUNG SHAREHOLDER FUND
                            Supplement to Prospectus
                               Dated May 12, 2000


1. The minimum amount for additional investments set forth under "Purchasing Shares" is now $5.

2. The following paragraph is added after "Contingent Deferred Sales Charge" under "Sales Charges":

     Class B Conversion Feature. After eight years, your Class B shares will automatically convert to Class A shares. Class B shares acquired through the reinvestment of distributions will convert in proportion to shares not so acquired.

3. The following replaces the "Distribution and Service Fees" section under "Sales Charges":

     Distribution and Service Fees. Class B and Class C shares have in effect plans under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class B and Class C shares pay distribution fees of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. All Classes pay service fees for personal and/or account services equal to 0.25% of average daily net assets annually. After the sale of shares, the principal underwriter receives service fees for one year and thereafter investment dealers receive them based on the value of shares sold by such dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.


Dated:  June 19, 2000                                                     TMYSPS

                 EATON VANCE TAX-MANAGED YOUNG SHAREHOLDER FUND

                Supplement to Statement of Additional Information

                               Dated May 12, 2000


1.   The following paragraph is added to "Sales Charges":

     CONVERSION FEATURE. Class B shares held for eight years (the "holding period") will automatically convert to Class A shares. For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account. Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that the Class B shares being converted bear to the total of Class B shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.

2. The following replaces the second, third and fourth paragraphs in the "Distribution and Service Plans" section under "Sales Charges":

     The Trust also has in effect compensation-type Distribution Plans (the "Class B and Class C Plans") pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class B and Class C shares that permit compensation to be made to the principal underwriter to the maximum extent permitted by the NASD sales charge rule. The Class B and Class C Plans are designed to permit an investor to purchase shares through an investment dealer without incurring an initial sales charge and at the same time permit the principal underwriter to compensate investment dealers in connection therewith. Each Class pays the principal underwriter a fee, accrued daily and paid monthly, at an annual rate not exceeding .75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for sales commissions paid by it to investment dealers on the sale of shares for interest expenses.

3.   The following financial statements are added:



                              FINANCIAL STATEMENTS

                         Capital Appreciation Portfolio
                       Statement of Assets and Liabilities
                                February 28, 2000

ASSETS:
        Cash............................................................$100,010
                                                                        --------
                Total assets............................................$100,010
LIABILITIES:
        Net assets......................................................$100,010
                                                                        --------

NOTES:

     (1) Capital Appreciation Portfolio (the "Portfolio") was organized as a New York Trust on February 28, 2000 and has been inactive since that date, except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the sale of interests therein at the purchase price of $100,000 to Eaton Vance Management and the sale of an interest therein at the purchase price of $10 to Boston Management & Research (the "Initial Interests").

     (2) At 4:00 PM, New York City time, on each business day of the Portfolio, the value of an investor's interest in the Portfolio is equal to the product of (1) the aggregate net asset value of the Portfolio multiplied by
     (ii) the percentage representing the investor's share of the aggregate interest in the Portfolio effective for that day.

                          INDEPENDENT AUDITORS' REPORT


To the Trustees and Investors of
        Capital Appreciation Portfolio:


     We have audited the accompanying statement of assets and liabilities of Capital Appreciation Portfolio (a New York Trust) as of February 28, 2000. This financial statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such statement of assets and liabilities presents fairly, in all material respects, the financial position of Capital Appreciation Portfolio as of February 28, 2000, in conformity with generally accepted account principles.

                                DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 29, 2000





Dated:  June 19, 2000                                                   TMYSSAIS


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